Exhibit (j)(1)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services - Independent Auditors" and "Financial Statements" and to the use of our report dated June 5, 2002, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-40771) of Comstock Funds, Inc.


                                                           /s/ ERNST & YOUNG LLP

                                                               ERNST & YOUNG LLP


New York, New York
August 23, 2002